UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

HOMETOWN BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	333-158525	26-4549960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S. Jefferson Street Roanoke, Virginia	24011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 345-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective August 6, 2009, pursuant to the Plan and Agreement of Share Exchange dated December 8, 2008 (the “Agreement”) between the Registrant and HomeTown Bank, and approved by the shareholders of HomeTown Bank at its annual meeting held on August 6, 2009, Registrant acquired all of the outstanding stock of HomeTown Bank in a share exchange transaction. Under the terms of the Agreement, the shares of HomeTown Bank common stock were exchanged for shares of the Registrant on a one-for-one basis. The 2,939,400 shares of common stock of the Registrant issued in connection with the reorganization were registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s registration statement on Form S-4 (No. 333-158525), declared effective July 2, 2009. On September 17, 2009, the registrant received notice from the State Corporation Commission of the Commonwealth of Virginia of approval of the share exchange, effective September 4, 2009.

As a result of the transaction described above, the Registrant became the successor issuer to HomeTown Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. HomeTown Bank has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has filed reports and other financial information with the Board of Governors of the Federal Reserve (Federal Reserve). Such reports and other information filed by HomeTown Bank with the Federal Reserve may be inspected and copied at the public reference facilities maintained by the Federal Reserve at 20th and C Street N.W, Washington, DC 20551. The last financial report filed by HomeTown Bank with the Federal Reserve was its Form 10-Q for the quarter ended June 30, 2009, filed August 14, 2009.

This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to HomeTown Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by the Registrant with the SEC will be its Form 10-Q for the quarter ending September 30, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2	Plan and Agreement of Share Exchange dated December 8, 2008 (included as Appendix A to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).

3.1	Articles of Incorporation of Registrant (included as Appendix B-1 to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).

3.2	By-laws of Registrant included as Appendix B-2 to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN BANKSHARES CORPORATION

Date: September 23, 2009	By:	/s/ Susan K. Still
Susan K. Still, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2	Plan and Agreement of Share Exchange dated December 8, 2008 (included as Appendix A to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).

3.1	Articles of Incorporation of Registrant (included as Appendix B-1 to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).

3.2	By-laws of Registrant included as Appendix B-2 to the proxy statement contained in, and incorporated by reference to the Registrant’s registration statement on Form S-4 (No. 333-158525) filed June 26, 2009).